SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax Exempt Income Fund -- Class A Shares
Fiscal period ending: September 30, 1996

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,009    $1,343       $1,986

T   =  Average Annual
       Total Return               0.86%     6.07%        7.10%


YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends             $10,670,982

Expenses                           $1,523,296

Reimbursement                      $0

Average shares                     241,466,383

NAV                                $8.77

Sales Charge                       4.75%

POP                                $9.21

Yield at POP                       4.99%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.99%                4.99%
 ------      =       ------              =        8.26%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax Exempt Income Fund -- Class B Shares
Fiscal period ending: September 30, 1996
Inception date (if less than 10 years of performance): 1/9/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,004      N/A       $1,166
T   =  Average Annual
       Total Return               0.38%      N/A        4.18%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends             $1,254,835

Expenses                           $314,518

Reimbursement                      $0

Average shares                     28,403,045

NAV                                $8.77

Maximum Contingent Deferred
    Sales Charge                   5.0%

Yield at NAV                       4.57%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.57%                4.57%
 ------      =       ------              =        7.57%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax Exempt Income Fund -- Class M Shares
Fiscal period ending:  September 30, 1996
Inception date (if less than 10 years of performance): 2/16/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,023    N/A          $1,076

T   =  Average Annual
       Total Return               2.33%    N/A           4.64%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends             $27,744

Expenses                           $5,350

Reimbursement                      $0

Average shares                     626,549

NAV                                $9.09

Sales Charge                       3.25%

POP                                $9.09

Yield at POP                       4.77%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.77%               4.77%
 ------      =       ------              =        7.90%
1-39.6%              .604%